                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  Date of Report (Date of earliest event reported) July 24, 2000
                                                                   -------------

                                 COMMERCE ONE, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                         000-26453           68-0322810
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      (State or other jurisdiction        (Commission         (IRS Employer
            of incorporation)             File Number)      Identification No.)


            4440 Rosewood Drive, Pleasanton, California             94588
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            (Address of principal executive offices)             (Zip Code)

            Registrant's telephone number, including area code (925) 520-6000
                                                              ----------------

                   1600 Riviera Avenue, Walnut Creek, California 94596
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             (Former name or former address, if changed since last report)


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         ITEM 5.  OTHER EVENTS.

         (a)      FINANCIAL RESULTS AS OF JUNE 30, 2000

         Commerce One's revenues for the three months ended June 30, 2000 totaled $62.7 million as compared with $4.2 million for the corresponding three months in 1999 and $35.0 million for the three months ended March 31, 2000. Net loss for the three months ended June 30, 2000, excluding non-operating charges, was $16.2 million, or $0.10 per share, as compared to $9.7 million, or $0.09 per share, for the corresponding three months in 1999 and $14.0 million, or $0.09 per share, for the three months ended March 31, 2000. Including all charges, the net loss for the three months ended June 30, 2000 was $43.1 million, or $0.28 per share, as compared with a net loss of $11.8 million, or $0.11 per share, for the corresponding three months ended June 30, 1999, and $43.6 million, or $0.29 per share, for the three months ended March 31, 2000.

         (b)      REQUEST FOR INFORMATION REGARDING PROPOSED EXCHANGE

         In June 2000, the proposed automotive exchange among Commerce One, General Motors, Ford, DaimlerChrysler and certain other companies filed notification with the Federal Trade Commission and Antitrust Division of the Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") with respect to the business it proposes to conduct. The FTC has recently requested additional information concerning the proposed exchange from Commerce One and the other companies forming the exchange. Commerce One intends to respond as soon as practicable. It may, however, take a significant period of time to produce this information. As we have discussed in the past, the proposed exchange may not begin conducting business until the FTC has received the requested information and all applicable waiting periods under the HSR Act have expired or been


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terminated. To the extent that U.S. or foreign antitrust regulators take adverse action or establish rules or regulations with respect to the proposed exchange or business-to-business e-commerce exchanges in general, the establishment and growth of such exchanges may be delayed.

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         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following financial statements and exhibits are filed as part of this report.


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                           The following documents of Commerce One appear as
                           Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

                           (i) Unaudited Consolidated Statements of Operations for the Three and Six Months Ended June 30, 2000; and

                           (ii) Unaudited Consolidated Balance Sheets as of June 30, 2000.

         (c)      EXHIBITS

                  Exhibit
                  Number         Description

                  99.1           Unaudited Consolidated Financial Information of Commerce One, Inc. as of June 30, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, California, on July 25, 2000.

                                             COMMERCE ONE, INC.

                                       By:  /s/ Robert M. Tarkoff
                                           ----------------------------------
                                       Name:    Robert M. Tarkoff

                                       Title:   Senior Vice President, Corporate
                                                Development and General Counsel


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                                INDEX TO EXHIBITS

                  Exhibit
                  Number         Description

                  99.1           Unaudited Consolidated Financial Information of Commerce One, Inc. as of June 30, 2000.

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